Income Tax	12 Months Ended
Dec. 31, 2016
Income Tax [Text Block]
13.	Income Taxes

Income taxes reported differ from the amount computed by applying the statutory rates to net income (losses). The reasons are as follows:

	2016	2015
Statutory income taxes	$(305)	$387
Net operating losses for which no tax benefits have been recorded	201	-
Net operating losses used for which no tax benefit had been recorded	-	(484)
Deficiency of depreciation over capital cost allowance	(206)	(98)
Non-deductible expenses	105	44
Undeducted research and development expenses	245	178
Investment tax credit	(40)	(27)

	$-	$-

The major components of the deferred tax assets classified by the source of temporary differences are as follows:

	2016	2015
Leasehold improvements and equipment	$201	$117
Net operating losses carryforward	2,062	1,770
Undeducted research and development expenses	1,501	1,274
Non-refundable tax credits carryforward	1,190	1,022

	4,954	4,183

Valuation allowance	(4,954)	(4,183)
	$-	$-

As at December 31, 2016, management determined that enough uncertainty existed relative to the realization of deferred income tax asset balances to warrant the application of a full valuation allowance. Although management believes that certain of the net operating losses will be applied against earnings in 2017, management continues to believe that enough uncertainty exists relative to the realization of the remaining deferred income tax asset balances such that no recognition of deferred income tax assets is warranted.

There were Canadian and provincial net operating losses of approximately $7,585 thousand (2015: $6,462 thousand) and $7,763 thousand (2015: $6,725 thousand) respectively, that may be applied against earnings of future years. Utilization of the net operating losses is subject to significant limitations imposed by the change in control provisions. Canadian and provincial losses will be expiring between 2027 and 2036. A portion of the net operating losses may expire before they can be utilized.

As at December 31, 2016, the Company had non-refundable tax credits of $1,190 thousand (2015: $1,022 thousand) of which $8 thousand is expiring in 2026, $10 thousand is expiring in 2027, $168 thousand is expiring in 2028, $147 thousand is expiring in 2029, $126 thousand is expiring in 2030, $133 thousand is expiring in 2031, $167 thousand is expiring in 2032 and $111 thousand is expiring in 2033, $84 thousand expiring in 2034 and $99 thousand is expiring in 2035 and $137 thousand expiring in 2036 and undeducted research and development expenses of $5,438 thousand (2015: $4,563 thousand) with no expiration date.

The deferred tax benefit of these items was not recognized in the accounts as it has been fully provided for.

Unrecognized Tax Benefits

The Company does not have any unrecognized tax benefits.

Tax Years and Examination

The Company files tax returns in each jurisdiction in which it is registered to do business. For each jurisdiction a statute of limitations period exists. After a statute of limitations period expires, the respective tax authorities may no longer assess additional income tax for the expired period. Similarly, the Company is no longer eligible to file claims for refund for any tax that it may have overpaid. The following table summarizes the Company’s major tax jurisdictions and the tax years that remain subject to examination by these jurisdictions as of December 31, 2016:

Tax Jurisdictions	Tax Years
Federal - Canada	2013 and onward
Provincial - Quebec	2013 and onward
Federal - USA	2013 onward